UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2011

CERUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21937	68-0262011
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

2550 Stanwell Drive

Concord, California 94520

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (925) 288-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Cerus Corporation (the “Company”) held its Annual Meeting of Stockholders on June 1, 2011 (the “Annual Meeting”). The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter. A more complete description of each matter is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2011.

•

Each of the three directors proposed by the Company for re-election was elected by the following votes to serve until the Company’s 2014 Annual Meeting of Stockholders or until their respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Withheld
Timothy B. Anderson	16,282,983	460,953
Bruce C. Cozadd	16,249,222	494,714
William M. Greenman	16,372,538	371,398

There were 23,558,270 broker non-votes for this proposal.

•

The Company’s stockholders also approved an amendment to the Company’s 2008 Equity Incentive Plan (the “2008 Plan”) to increase the aggregate number of shares of common stock authorized for issuance under the 2008 Plan by 2,000,000 shares. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
14,192,149	2,447,174	104,613	23,558,270

•	The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
15,670,724	859,504	213,708	23,558,270

•

The Company’s stockholders approved, on a non-binding advisory basis, a preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers of “One-Year.” Based on the voting results for this proposal, the Company has decided to conduct a stockholder advisory vote on the compensation of its named executive officers in its proxy materials on an annual basis. The tabulation of votes on this matter was as follows:

Three Years	Two Years	One Year	Votes Abstaining	Broker Non-Votes
819,898	1,980,062	13,428,997	514,979	23,558,270

•

Finally, the stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2011. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
39,164,336	1,003,852	134,018	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERUS CORPORATION

Dated: June 7, 2011	By:	/s/ Kevin D. Green
Kevin D. Green
Vice President, Finance and Chief Accounting Officer